Definitive Proxy Statement

                            SCHEDULE 14A INFORMATION
                   Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant
Check the appropriate box:
 / /  Preliminary Proxy Statement
 / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 / /  Definitive Proxy Statement
 / /  Definitive Additional Materials
 /X/  Soliciting Material Pursuant to ss.240.14a-12

                                NETRO CORPORATION
                (Name of Registrant as Specified in Its Charter)

                                C. ROBERT COATES
                                ----------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 /X/  No fee required
      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         1) Title of each class of securities to which transaction
            applies:
                     -----------------------------------------------------------
         2) Aggregate number of securities to which transaction
            applies:
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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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         5) Total fee paid:               (Fee paid previously with preliminary
                           ---------------
         materials).

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule, and the date of its filing.

         1) Amount Previously Paid:
                                     --------------------------------.
         2) Form, Schedule or Registration Statement No.:
                                                          ----------------------
         3) Filing Party: C. Robert Coates
                          ----------------
         4) Date Filed: April 5, 2002
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                                C. ROBERT COATES
                           100 FIELD DRIVE, SUITE 130
                          LAKE FOREST, ILLINOIS 60045

                                  April 5, 2002


Dear Netro Corporation Shareholder

         Please find enclosed a Definitive Schedule 14A Proxy Statement filed with the SEC along with a Proxy card.

         By "Marking", "Executing", "Dating" and returning the enclosed Proxy Card in the enclosed envelope, you are voting to elect me, C. Robert ("Bob") Coates, and David Kennedy to the Board of Directors of Netro Corporation at the next annual or special meeting of the Company's Shareholders.

         I hope you will promptly execute the enclosed Proxy Card and return it as soon as possible. It is important that as a group, the shareholders of Netro Corporation have committed people on its Board of Directors.

                                            Best personal regards,



                                            C. Robert ("Bob") Coates